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                                                                   Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-4436 and No. 33-48169) pertaining to the Questar Corporation Employee Investment Plan of our report dated May 25, 2001 with respect to the financial statements and schedules of the Questar corporation Employee Investment Plan included in this Annual Report (Form 11-K0 for the year ended December 31, 2000.


Ernst & Young LLP
Salt Lake City, Utah
June 27, 2001


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